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                                                                    Exhibit 24.1
                                Power of Attorney

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby severally constitutes and appoints R. Christopher Hoehn-Saric and Barry C. Offutt, and each or any of them, his true and lawful attorneys-in-fact and agents, each with the power of substitution and resubstitution, for him in any and all capacities, to sign any and all amendments to this Annual Report on Form 10-K and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Exchange Act of 1934, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Signature                             Title                             Date
---------                             -----                             ----
/s/ Christopher Hoehn-Saric             Chairman of the Board,            March 29, 2002
______________________________          Chief Executive Office
R. Christopher Hoehn-Saric              and Director (Principal
                                        executive officer)

/s/ Barry C. Offutt                     Vice President and Chief          March 29, 2002
______________________________          Financial Officer
Barry C. Offutt                         (Principal Financial
                                        Officer)

/s/ David S. Graves                     President and Chief               March 29, 2002
_______________________________         Operating Officer
David S. Graves


/s/ B. Lee McGee                        Senior Vice President,            March 27, 2002
_______________________________         Assistant Secretary and
B. Lee McGee                            Director


/s/ Robert W. Zentz                     Secretary, Assistant              March 28, 2002
_______________________________         Treasurer and Director
Robert W. Zentz


/s/ Peter Cohen                         Assistant Secretary and
______________________________          Director                          March 29, 2002
Peter Cohen


/s/ Barry E. Miller                     Director                          March 28, 2002
______________________________
Barry E. Miller


/s/ Beth J. Kaplan                      Director                          March 26, 2002
______________________________
Beth J. Kaplan